1 MF-360730389 Execution Version EIGHTH AMENDMENT TO CREDIT AGREEMENT This Eighth Amendment to Credit Agreement (this “Amendment”) dated and effective as of October 20, 2025 by and among KALTURA, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto (the “Guarantors”), the several banks and other financial institutions or entities party hereto (the “Lenders”), and SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (“SVB”), as the Administrative Agent (SVB, in such capacity, the “Administrative Agent”), the Issuing Lender and the Swingline Lender. W I T N E S S E T H: WHEREAS, the Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender are parties to that certain Credit Agreement dated as of January 14, 2021, as amended by that certain First Amendment to Credit Agreement dated as of June 29, 2021, as further amended by that certain Second Amendment to Credit Agreement dated as of December 20, 2021, as further amended by that certain Third Amendment to Credit Agreement dated as of April 19, 2022, as further amended by that certain Fourth Amendment to Credit Agreement dated as of May 23, 2023, as further amended by that certain Fifth Amendment to Credit Agreement dated as of December 21, 2023, as further amended by that certain Sixth Amendment to Credit Agreement dated as of July 22, 2024, and as further amended by that certain Seventh Amendment to Credit Agreement dated as of March 24, 2025 (as the same may be further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”); and WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to modify and amend certain terms and conditions of the Credit Agreement subject to the terms and conditions of this Amendment. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement. 2. Amendment to Section 7.6 of the Credit Agreement. Section 7.6(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following: “(f) the Group Members may make Restricted Payments not otherwise permitted by one of the foregoing clauses of this Section 7.6; provided that (i) the aggregate amount of all such Restricted Payments made pursuant to this clause (f) shall not exceed $45,000,000 in the aggregate, (ii) immediately after giving effect to any such Restricted Payment, Liquidity shall be at least $57,500,000, and (iii) no Default or Event of Default has occurred and is continuing or would arise as a result of the making of any such Restricted Payment;” To dispel doubt, (i) the Liquidity requirement pursuant to the amended Section 7.6 of the Credit Agreement above, shall not apply to nor shall change the $20,000,000 Minimum Liquidity covenant in Section 7.1(b) of the Credit Agreement, and (ii) “Restricted Payments” shall not include payments of

2 MF-360730389 cash to settle “Awards” in accordance with the Borrower’s 2021 Incentive Award Plan as in effect on March 24, 2025. 3. Conditions Precedent to Effectiveness. The effectiveness of this Amendment shall be subject to the prior or concurrent satisfaction of each of the following conditions precedent (the date on which such conditions are satisfied, the “Eighth Amendment Effective Date”): (a) Amendment. The Administrative Agent shall have received this Amendment duly executed and delivered by the Administrative Agent, the Loan Parties and the Lenders; (b) Approvals. All Governmental Approvals and consents and approvals of, or notices to, any other Person (including the holders of any Capital Stock issued by any Loan Party) required in connection with the execution, delivery and performance of this Amendment, shall have been obtained and be in full force and effect. (c) No Material Adverse Effect. There shall not have occurred since December 31, 2022 any event or condition that has had or that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. (d) No Default. No Default or Event of Default shall have occurred and be continuing on the Eighth Amendment Effective Date. (e) Payment of Fees and Expenses. The Lenders and the Administrative Agent shall have received all amounts required to be paid pursuant to Section 5. (f) Representations and Warranties. Immediately after giving effect to this Amendment, each of the representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment, and after giving effect hereto, and the other Loan Documents to which it is a party (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent (or made available) by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Eighth Amendment Effective Date specifying such Lender’s objection thereto and either such objection shall not have been withdrawn by notice to the Administrative Agent to that effect on or prior to the Eighth Amendment Effective Date or, if any extension of credit on the Eighth Amendment Effective Date has been requested, such Lender shall not have made available to the Administrative Agent on or prior to the Eighth Amendment Effective Date such Lender’s Revolving Percentage of such requested extension of credit.

3 MF-360730389 4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders, effective as of the Eighth Amendment Effective Date, as follows: (a) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles (whether enforcement is sought by proceedings in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally. (b) Immediately after giving effect to this Amendment, the representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date. (c) The execution and delivery by each Loan Party of this Amendment and the other Loan Documents executed and delivered in connection herewith, and the performance by Loan Parties of their obligations hereunder and thereunder and by the Borrower of its obligations under the Credit Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary organizational action on the part of such Loan Party and (ii) does not (A) violate any provisions of the Operating Documents of such Loan Party or (B) constitute a violation by such Loan Party of any material Requirement of Law or Contractual Obligation of such Loan Party. (d) No Default or Event of Default has occurred and is continuing as of the Eighth Amendment Effective Date. 5. Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent all reasonable and documented out-of-pocket costs, expenses, and fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto (which costs include, without limitation, the reasonable fees and expenses of any attorneys retained by the Administrative Agent). 6. Choice of Law, etc.. This Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws (and not the conflict of law rules) of the State of New York. The provisions of Section 10.14 (Submission to Jurisdiction; Waivers) of the Credit Agreement are incorporated herein by reference mutatis mutandis with the same force and effect as if expressly written herein 7. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.

4 MF-360730389 8. Effect on Loan Documents. (a) The Credit Agreement, as amended hereby, and each of the other Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted pursuant to terms and subject to the conditions set forth in the Guarantee and Collateral Agreement, the other Security Documents or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Secured Parties, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of the appointment of the Administrative Agent as attorney-in-fact under each applicable Loan Document all pursuant to terms and subject to the conditions set forth therein. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement, the Guarantee and Collateral Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement, the Loan Documents or instruments securing the same. The amendments, consents, modifications and other agreements herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents as amended herein, and shall not operate as a consent or waiver to any matter under the Loan Documents as amended herein. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement, the Guarantee and Collateral Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. (b) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby. (c) This Amendment is a Loan Document. 9. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. 10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5 MF-360730389 Signature pages follow]

[Signature Page to Eighth Amendment to Credit Agreement] IN WITNESS WHEREOF, the pañies hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized oNcers as of the day and year first above wriaen. BORRO R: Name: Ron YekutieJ Title: President & CEO KALTURA, INC.

[Signature Page to Eighth Amendment to Credit Agreement] GUARANTOR: Executed as a deed by ) Kaltura Europe Lim"t d acting by ) Director in the presence of: ) Witness Signa'ture‘ ” ” Name: En•' Address: § Occupation: /g

ADMINISTRATIVE AGENT, ISSUING LENDER, SWINGLINE LENDER AND A LENDER: FIRST-CITIZENS BANK & TRUST COMPANY [Signature Page to Eighth Amendment to Credit Agreement]